HOLLYWOOD MEDIA CORP.

SUBSCRIPTION AGREEMENT

Hollywood Media Corp.
2255 Glades Road
Suite 221A
Boca Raton, FL 33431
Attention: Robert Epstein,
Chairman, Special Committee

Gentlemen:

1. Subscription.

(a) Subject to the conditions set forth in this Subscription Agreement (this "Agreement"), the undersigned, intending to be legally bound, hereby subscribes to purchase from Hollywood Media Corp., a Florida corporation (the "Company"), the number of shares of the Company's common stock ("Common Stock") set forth on the signature page hereto (the "Shares") for a purchase price per Share equal to $0.10 (the "Purchase Price"), subject to the Purchase Price Adjustment (as defined below) as set forth in Section 2 herein. The subscription contemplated hereby is being made in connection with an offering solely to a limited number of sophisticated "accredited investors" (as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended) (the "Offering"). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Agreement.

(b) The undersigned may not withdraw this subscription or any amount paid pursuant thereto. The undersigned understands and acknowledges that his, her or its purchase of the Shares is contingent upon the acceptance in writing of this Agreement by the Company. The Company reserves the right, in its sole and absolute discretion, to withdraw, cancel, modify, or reject any subscription, in whole or in part, for any reason.

(c) Concurrent with the execution of this Agreement, the undersigned agrees to deliver to the Company the full aggregate amount of the Purchase Price for the Shares subscribed for herein. The undersigned agrees that payment of the Purchase Price required to purchase the number of Shares subscribed for hereunder shall be made by check payable to "Hollywood Media Corp." or wire transfer payment in full for each Share. If payment is to be made by wire transfer, the undersigned shall contact the Company to obtain appropriate wire transfer instructions. If: (i) a subscription is rejected in whole or in part by the Company, or (ii) the Offering is terminated for any reason, the undersigned's subscription shall be void and all funds received from the undersigned shall be returned as soon as practicable to the undersigned without any interest thereon, and without charge or deduction.

2. Netco. The undersigned acknowledges and agrees that neither the undersigned nor any holder of the Shares shall receive any amounts that are received by the Company during the 18-month period immediately following the date that this subscription is accepted by the Company in respect of the Company's 50% interest in Netco Partners, and that any and all of such amounts shall be distributed pursuant to Section 4 to the holders of the Company's Common Stock (other than the stockholders purchasing Shares in the Offering) who hold such shares on the True-Up Date, as defined below (the "Other Stockholders"). If before the date that is 18-months following the date that this subscription is accepted by the Company (the "True-Up Date"), the Company enters into a publishing agreement as to *Net Force* and such publishing agreement is reasonably expected (as determined by the Company's then Board of Directors in good faith) to produce cash advances and revenue during the first three years of such publishing agreement in excess of $500,000, then the Company will issue either cash, a different security or a contract right (or other instrument), as determined by the Company's then Board of Directors, to the Other Stockholders pursuant to Section 4 so that the Company's 50% interest in Netco Partners is allocated to and for the benefit of the Other Stockholders.

3. Holdback Proceeds.

(a) Immediately following the True-Up Date, the Company's Board of Directors will make a good faith determination of the amount that the Company has received and anticipates receiving in holdback payments in connection with the Company's sale of its interest in MoveTickets.com upon the expiration of the three-year holdback period (the "Holdback Proceeds").

(b) If the Holdback Proceeds are less than $600,000, then the Company will issue to the purchasers of Shares in the Offering an aggregate of seven and one-half (7.5) Shares of Common Stock for each $1.00 of such shortfall. Further, if claims are in excess of the Holdback Proceeds ("Excess Claims"), then purchasers of Shares in the Offering shall also receive seven and one-half (7.5) Shares of Common Stock for each $1.00 of the Excess Claims to cover any Excess Claims. Any issuance of Shares of Common Stock pursuant to this Section 3(b) shall be (1) treated as an adjustment to the Purchase Price for all purposes, and (2) be made pro rata to the purchasers of Shares in the Offering based on the number of Shares of each such purchaser as compared to all purchasers of Shares in the Offering.

(c) If the Holdback Proceeds are greater than $600,000, then the Company shall distribute such excess amount to the Other Stockholders pursuant to Section 4.

4. Lock-Up. To further effect the provisions of Section 2 and Section 3(c) of this Agreement, the undersigned agrees to not transfer or sell the Shares until 30 days following the True-Up Date.

5. Distributions to the Other Stockholders. Any distributions to the Other Stockholders pursuant to this Agreement shall be made based on the number of shares of Common Stock that each Other Stockholder owns as of the True-Up Date as compared to shares of Common Stock owned by all Other Stockholders as of the True-Up Date.

6. Representations, Warranties and Covenants of the Subscriber. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a) The undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Specifically: ***[PLEASE RESPOND BELOW AS APPROPRIATE]***

If the subscriber is an INDIVIDUAL, the subscriber must answer the following questions:

(1) Did the subscriber's individual annual income during each of the two most recent years exceed $200,000, and does the subscriber expect his or her annual income during the current year to exceed $200,000?

Yes ______ No ______

(2) If the subscriber is married, did the subscriber's joint annual income with the subscriber's spouse during each of the two most recent years exceed $300,000, and does the subscriber expect his or her joint annual income with such spouse during the current year to exceed $300,000?

Yes ______ No ______

(3) Does the subscriber's individual or joint (together with spouse) net worth exceed $1,000,000 (excluding for this purpose the value of the undersigned's primary residence and including as a liability (a) the amount of indebtedness secured by the undersigned's primary residence to the extent such indebtedness exceeds the value of the residence and (b) the amount of any increase in the indebtedness secured by the undersigned's primary residence during the 60 days prior to the investment in the Shares)?

Yes ______ No ______

IF THE ANSWERS TO ALL OF THE IMMEDIATELY PRECEDING QUESTIONS ARE "NO," THE SUBSCRIBER DOES NOT SATISFY THE INVESTOR SUITABILITY REQUIREMENTS FOR THIS OFFERING AND WILL NOT BE ACCEPTED AS A PURCHASER OF THE SHARES.

If the subscriber is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP, or TRUST, the subscriber must answer the following questions:

(4) Was the corporation, limited liability company, partnership or trust formed for the specific purpose of investing in the Company?

Yes ______ No ______

(5) Does the corporation, limited liability company, partnership or trust have total assets in excess of $5,000,000?

Yes ______ No ______

If the answer to question (4) is "yes" or the answer to question (5) is "no," please answer the following questions:

(6) Please list the names of each shareholder in the corporation, each member in the limited liability company, each partner in the partnership, and in the case of a revocable trust, each grantor of the trust:

____

____

____

____

(7) Does each person listed in response to question (6) either (i) have an individual annual income in excess of $200,000 in each of the two most recent years and expect to have an annual income in excess of $200,000 during the current year, (ii) if married, have a joint annual income with his/her spouse in excess of $300,000 in each of the two most recent years and expect to have an annual income in excess of $300,000 during the current year, or (iii) have an individual net worth, or joint net worth with his/her spouse, at the time of purchase that exceeds $1,000,000[1]?

Yes ______ No ______

IF THE ANSWER TO QUESTION 7 IS "NO," THE SUBSCRIBER DOES NOT SATISFY THE INVESTOR SUITABILITY REQUIREMENTS FOR THIS OFFERING AND WILL NOT BE ACCEPTED AS A PURCHASER OF THE SHARES. IN THE CASE OF A TRUST THAT IS NOT A REVOCABLE TRUST, IF THE ANSWER TO QUESTION 4 IS "YES" OR THE ANSWER TO QUESTION 5 IS "NO", THE SUBSCRIBER DOES NOT SATISFY THE INVESTOR SUITABILITY REQUIREMENTS FOR THIS OFFERING AND WILL NOT BE ACCEPTED AS A PURCHASER OF THE SHARES.

[1] In calculating net worth for this purpose, you must exclude the value of the individual's primary residence and include as a liability (a) the amount of indebtedness secured by the individual's primary residence to the extent such indebtedness exceeds the value of the residence and (b) the amount of any increase in the indebtedness secured by the individual's primary residence during the 60 days prior to the investment in Shares.

(b) The undersigned has had a reasonable opportunity to ask questions of the Company and its representatives. The Company has answered all inquiries that the undersigned or the undersigned's representatives have asked the Company regarding the Company or the Offering, and the undersigned has taken all the steps necessary to evaluate the merits and risks of an investment in the Shares.

(c) The undersigned is a sophisticated investor and has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company is not material when compared to the undersigned's total financial capacity.

(d) The undersigned understands that there are significant risks incident to an investment in the Company as proposed herein, and the undersigned can afford to bear such risks, including, without limitation, the risk of losing the entire investment. The undersigned has significant experience in investing in speculative, illiquid private securities such as the Shares.

(e) The undersigned understands and acknowledges that there is currently no established market for the Shares, that no market (public or otherwise) for the Shares may develop in the future, and that the undersigned may find it impossible to liquidate the investment.

(f) The undersigned understands that the Shares have not been registered under the Securities Act, that the Shares will be issued on the basis of the exemption provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and under exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(g) The undersigned acknowledges that the undersigned is familiar with the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Shares. In particular, the undersigned agrees that the Company shall not be required to give any effect to a sale, assignment or transfer of the Shares, unless (i) the sale, assignment or transfer of the Shares is registered under the Securities Act, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares, or (ii) such Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Shares, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Shares, and the undersigned also understands that a restrictive legend stating substantially the following will be included on any certificate representing the Shares:

> **The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, and have been issued**

in reliance on exemptions from registration thereunder. The securities evidenced by this certificate may not be offered, sold, pledged or otherwise transferred without registration under the Act or under any applicable state securities laws, unless the Corporation receives an opinion of counsel satisfactory to the Corporation that an exemption from such registration is available.

(h) The undersigned will acquire the Shares for the undersigned's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(i) If the undersigned is an individual, the undersigned (A) has legal capacity to enter into this Agreement, and (B) is a bona-fide resident of the state and/or country set forth in the undersigned's address below, and agrees that, in the event the undersigned's principal residence is changed prior to purchase of the Shares, the undersigned will promptly notify the Company, and if the change is to a state and/or country in which offers and/or sales of Shares in the manner contemplated is prohibited by applicable law, that any offer to sell the Shares to the undersigned prior to notification of the change shall be deemed retracted and the undersigned shall no longer be entitled to purchase Shares pursuant to such offer.

(j) If the undersigned is a partnership, trust, corporation or other entity: (A) it has made other investments or engaged in other substantial business activities prior to receiving an opportunity to purchase the Shares; (B) it was not organized for the purpose of acquiring the Shares; (C) the person executing on behalf of the partnership, trust, corporation or other entity has the full power and authority to execute and comply with the terms of this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf; (D) its principal place of business and principal office are located in the state and/or country set forth in its address below; and (E) the investment in the Shares has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(k) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Shares. The information stated herein is true and complete as of the date hereof and will be true and complete as of the date on which the Company shall sell the Shares to the undersigned. If, prior to the final consummation of the offer and sale of the Shares, there should be any change in such information or any of such information becomes incorrect or incomplete, the undersigned agrees to notify and supply promptly corrective information to the Company.

(l) The undersigned acknowledges that the Company will have the right, in its sole discretion, to reject the subscription for any reason including, but not limited to, failure to meet suitability standards of the Company.

(m) The undersigned acknowledges that if the Company subsequently sells Shares in the Offering to other investors at a purchase price less than the Purchase Price, the Company will issue additional Shares to the undersigned in an amount equal to the difference between (1) the aggregate amount paid by the undersigned for the Shares pursuant to this Agreement divided by the lower purchase price, less (2) the number of Shares previously issued by the Company to the undersigned pursuant to this Agreement.

7. Indemnification. The undersigned agrees to indemnify and hold harmless the Company and each officer, director, employee, agent and controlling person of the Company from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or covenant in this Agreement.

8. Miscellaneous.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors and assigns of the undersigned.

(b) This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

(c) The validity, construction, enforcement, and interpretation of this Agreement are governed by the laws of the State of Florida and the United States of America, without regard to principles of conflict of laws.

(d) All claims, disputes, and controversies arising out of or in relation to the performance, interpretation, application, or enforcement of this Agreement, including but not limited to breach thereof, shall be referred to mediation before, and as a condition precedent to, the initiation of any other proceeding. In the event the parties hereto are unable to agree on a mediator, mediation services shall be provided by JAMS. Any party hereto may commence mediation by providing to JAMS and the other parties hereto a written request for mediation, setting forth the subject of the dispute and the relief requested. The parties hereto will cooperate with JAMS and with one another in selecting a mediator from the JAMS panel of neutrals and in scheduling the mediation proceedings at the JAMS Resolution Center in Miami, Florida. The parties hereto agree that they will participate in the mediation in good faith. Provided the dispute is not settled as a result of such mediation, the parties hereto agree that any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall exclusively be determined by binding arbitration in Miami, Florida before a single arbitrator selected from the JAMS panel of neutrals. It is agreed that the arbitrator shall not award any party hereto special, consequential, or punitive damages. The parties hereto to any mediation and/or arbitration hereunder shall be the parties hereto that are involved in the dispute and/or the Company, as necessary to resolve the dispute or other claim or controversy. Each party hereto shall be responsible for his or its own attorneys' fees and the parties shall share equally the costs of the arbitrator and the JAMS' fees. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration

Rules and Procedures if then in existence, and in accordance with the Expedited Procedures in those Rules. Judgment on the arbitration award may be entered in any court having jurisdiction. In no event shall any other proceedings be initiated in court.

(e) This Agreement may not be amended except in a writing specifically intended for the purpose and executed by the party against whom enforcement of the amendment is sought.

(f) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(g) This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, together, shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

__________________ X $0.10 purchase price per share = $________________________

No. of shares being purchased

Total Subscription Price

____
(Print Name of Subscriber)

X____________________________________
(Signature of Subscriber or Authorized Person on behalf of Subscriber if Subscriber is an Entity)

____
(Print Name and Title of Authorized Person if Subscriber is an Entity)

____
(Print Name of Joint Subscriber, if any)

X ____________________________________
(Signature of Joint Subscriber, if any)

Date: ____________________

Address:
____
____
____

Social Security Number or other Taxpayer Identification Number:

____

Email:
____

ACCEPTED BY:

Hollywood Media Corp.

By: ________________________________
Name: ____________________________
Title: _____________________________

Date: _________________________